Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 3 to the 1933 Act Registration Statement (Form N-4 No. 333-181615) pertaining to Lincoln National Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 4 to the 1933 Act Registration Statement (Form N-4 No. 333-181615) and Amendment No. 348 to the 1940 Act Registration Statement (Form N-4 No. 811-05721), and to the use therein of our reports dated (a) April 2, 2013, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) April 2, 2013, with respect to the financial statements of Lincoln National Variable Annuity Account H for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 6, 2013